Net loss per share	9 Months Ended
Sep. 30, 2021
Net loss per share

14. Net loss per share

The following table sets forth pertinent data relating to the computation of basic and diluted net loss per share attributable to common shareholders.

	Three months ended		Nine months ended
	September 30,		September 30,
	2021	2020	2021	2020
	$	$	$	$
Net loss	(1,698)	(1,136)	(5,182)	(3,807)
Basic weighted average number of shares outstanding	121,297,007	56,211,486	112,743,285	33,832,136
Net loss income per share (basic)	(0.01)	(0.02)	(0.05)	(0.11)

Dilutive effect of stock options and DSUs	—	—	—	—
Dilutive effect of warrants	—	—	—	—
Diluted weighted average number of shares outstanding	121,297,007	56,211,486	112,743,285	33,832,136
Net loss per share (diluted)	(0.01)	(0.02)	(0.05)	(0.11)

Items excluded from the calculation of diluted net loss per share because the exercise price was greater than the average market price of the common shares or due to their anti-dilutive effect
Stock options and DSUs	929,400	499,410	929,400	499,410
Warrants	11,541,213	47,232,366	11,541,213	47,232,366

NOTES TO CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AS AT SEPTEMBER 30, 2021 AND FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2021 AND 2020

(amounts in thousands of US dollars, except share/option/warrant and per share/option/warrant data and as otherwise noted)

(Unaudited)

Net loss per share is calculated by dividing net loss by the weighted average number of shares outstanding during the relevant period. Diluted weighted average number of shares reflects the dilutive effect of equity instruments, such as any “in the money” stock options and warrants. In periods with reported net losses, all stock options and warrants are deemed anti-dilutive such that basic net loss per share and diluted net loss per share are equal, and thus “in the money” stock options and warrants have not been included in the computation of net loss per share because to do so would be anti-dilutive.